For more information, please contact:

Theodore L. Koenig

Monroe Capital LLC

312-523-2360

tkoenig@monroecap.com

Daniel Abramson
BackBay Communications
857-305-8441

daniel.abramson@backbaycommunications.com

Monroe Capital Announces Agreement to Acquire Horizon Technology Finance Management, Market Leader in Venture Lending

Chicago, IL, February 23, 2023 – Monroe Capital LLC (“Monroe”), a premier boutique asset management firm specializing in private credit markets across various strategies, today announced it has entered into a definitive agreement to acquire Horizon Technology Finance Management LLC, (“Horizon”) (the “Acquisition” or “Transaction”). Horizon is the investment advisor to Horizon Technology Finance Corporation (NASDAQ: HRZN).

As a pioneer in venture lending, Horizon has deployed over $3.0 billion in loan commitments across more than 315 venture-backed companies since its founding in 2004. Many leading technology companies count Horizon as an early lender and partner.

Ted Koenig, Chairman and Chief Executive Officer of Monroe, commented, “We are excited to welcome Horizon to the Monroe Capital family. We have studied the venture lending space with significant interest over the years. We view Horizon, together with its management and 32 person team, as an industry-leading platform with a track record spanning over 20 years. We are excited by the prospects of leveraging our strong fundraising and investor relations capabilities to offer our limited partners a differentiated “alpha” generating product in one of the fastest growing segments of private credit. This acquisition enhances our value proposition and continues Monroe’s strategy of providing differentiated niche focused investment solutions to institutional and high net worth clients around the world. We expect Horizon’s strong track record of historical returns will be compelling to investors seeking diversification and less correlation to the overall markets.”

Zia Uddin, President of Monroe, noted, “Consistent with our thesis on technology and software lending, we believe that venture lending benefits from similar characteristics. Technology-related companies compete in some of the most rapidly growing sectors of the U.S. economy with growth fueled by ongoing innovation and improvements in technology, which requires financing from sophisticated lenders who understand their businesses and have industry expertise. Companies focused on growth today find themselves facing significant increases in cost of capital and fewer choices of high quality, user friendly debt providers. We believe Monroe’s acquisition will provide Horizon the foundation to become the lender of choice to venture capital backed companies in the market. We are excited about the prospects of adding an experienced investment team to take advantage of this highly compelling and less competitive market opportunity.”

Rob Pomeroy, Chief Executive Officer of Horizon added, “We are thrilled to partner with Monroe in the next chapter of Horizon’s growth. We feel that Monroe’s history of growth and innovation will be the perfect complement to building on the success that Horizon has enjoyed over the last 20 years. The Monroe platform has significant presence across the U.S. with over a 20 year track record and approximately $16 billion under management. We look forward to working with Monroe to greatly expand our position of market leadership in the venture debt arena.”

About Horizon

Horizon Technology Finance Corporation (NASDAQ: HRZN) is a leading specialty finance company that provides capital in the form of secured loans to venture capital backed companies in the technology, life science, healthcare information and services, and sustainability industries. The investment objective of Horizon is to maximize its investment portfolio’s return by generating current income from the debt investments it makes and capital appreciation from the warrants it receives when making such debt investments. Horizon is headquartered in Farmington, Connecticut, with a regional office in Pleasanton, California, and investment professionals located in Austin, Texas, Chicago, Illinois, Reston, Virginia and Portland, Maine. To learn more, please visit horizontechfinance.com.

About Monroe Capital

Monroe Capital LLC (“Monroe”) is a premier boutique asset management firm specializing in private credit markets across various strategies, including direct lending, asset-based lending, specialty finance, opportunistic and structured credit, and equity. Since 2004, the firm has been successfully providing capital solutions to clients in the U.S. and Canada. Monroe prides itself on being a value-added and user-friendly partner to business owners, management, and both private equity and independent sponsors. Monroe’s platform offers a wide variety of investment products for both institutional and high net worth investors with a focus on generating high quality “alpha” returns irrespective of business or economic cycles. The firm is headquartered in Chicago and maintains offices in Atlanta, Boston, Los Angeles, Miami, Naples, New York, San Francisco, and Seoul.

Monroe has been recognized by both its peers and investors with various awards including Global M&A Network as the 2022 Small Mid-Markets Lender of the Year, Americas; Private Debt Investor as the 2021 Senior Lender of the Year, 2021 Lower Mid-Market Lender of the Year, Americas; Creditflux as the 2021 Best U.S. Direct Lending Fund; and Pension Bridge as the 2020 Private Credit Strategy of the Year. For more information, please visit www.monroecap.com.

Forward Looking Statements

Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance, and business. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties, and assumptions. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy, our ability to manage the effects of events outside of our control; our ability to consummate the Transaction in anticipated timeframe or at all; and the potential effects of the Transaction on Horizon. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” included in Horizon Technology Finance Corporation’s Annual Report filed on Form 10-K, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 1, 2022, and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this release are made only as of the date hereof. Horizon undertakes no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, Horizon Technology Corporation intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (“Proxy Statement”) that will provide additional information about the proposed transaction.   INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, AMONG OTHER THINGS, ABOUT HORIZON TECHNOLOGY FINANCE CORPORATION, HORIZON TECHNOLOGY FINANCE MANAGEMENT LLC, MONROE CAPITAL LLC, AND THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT.  Investors and stockholders may obtain these documents (and any other documents filed by the Company with the SEC) free of charge at the SEC’s website at http://www.sec.gov and from Horizon Technology Finance Corporation’s website (www.horizon techfinance.com).  Investors and stockholders may also obtain free copies of the proxy statement (when it becomes available) and other documents filed with the SEC by Horizon Technology Finance Corporation free of charge by contacting Garrett Edson, Horizon Technology Finance Corporation’s Investor Relations contact, at 860-284-6450.  Investors and stockholders are urged to read the Proxy Statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed new investment advisory agreement.

Participants in the Solicitation

Horizon Technology Finance Corporation, Horizon Technology Finance Management LLC, and Monroe Capital LLC may be deemed to be participants in the anticipated solicitation of proxies from the Company’s stockholders in connection with the transaction.  Information regarding Horizon Technology Finance Corporation’s directors and executive officers is available in its definitive proxy statement for its 2022 annual meeting of stockholders filed with the SEC on April 22, 2022, and subsequent filings which the Company has made with the SEC.  Information regarding Horizon Technology Finance Management LLC’s directors and officers is available on its Form ADV currently on file with the SEC.   More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, which may be different than those of the Company’s stockholders generally, will be set forth in the Proxy Statement when and it becomes available and in other relevant materials to be filed with the SEC.  These documents may be obtained free of charge from the sources indicated above.